OPPENHEIMER INTERNATIONAL BOND FUND
                  Supplement dated September 25, 1998 to the
                       Prospectus dated January 9, 1998

The Prospectus is is revised as follows:

1. The supplement dated May 15, 1998 is replaced with this supplement.

2. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

3. The following is added after the section entitled "Foreign Debt Securities" on pages 11 and 12:

            Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

      issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

      vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

      exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

            The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

4. The second paragraph of the sub-section captioned "Put and Call Options" on page 18 is revised to read as follows:

            The Fund may buy calls on securities, broadly-based indices, foreign currencies or Futures, or to terminate its obligation on a call the Fund previously wrote.

5. The third sentence of the fourth paragraph of the sub-section captioned "Put and Call Options" on page 18 is revised to read as follows:

      The Fund can buy puts that relate to securities, broadly-based indices, foreign currencies or Futures, whether or not the Fund holds the underlying investment in the portfolio.
6. The last paragraph of the sub-section captioned "Put and Call Options" on page 18 is revised to read as follows:

      The Fund may write puts on securities, broadly-based indices, foreign currencies or Futures in an amount up to 50% of its total assets but only if those puts are covered by segregated liquid assets.

7. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares -- Classes of Shares" on page 27 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

8. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 32 are modified to read as follows:

      If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

9. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 33 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).


10. The paragraph entitled "Special Arrangements With Dealers" on page 33 is hereby deleted.


11. The following sub-paragraphs of the section entitled " Waivers of Class A Sales Charges" on page 36 are deleted:


            G if, at the time of purchase of shares (if purchased prior to May 1, 1997) the dealer agreed in writing to accept the dealer=s portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)


            G if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer=s portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)


12.  The  following  paragraph  replaces  the  existing  sub-section   captioned
"OppenheimerFunds Internet Web Site" on page 42:


      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund
      portfolio    information,    may   be   obtained   by   visiting   the
      OppenheimerFunds   Internet  Web  Site,  at  the  following   Internet
      address:   http://www.oppenheimerfunds.com.    Additionally,   certain
      account  transactions  may be requested by any  shareholder  listed in
      the   registration   on  an   account   as  well  as  by  the   dealer
      representative  of record through a special  section of that Web Site.
      To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our
      customer service representatives   at   1-800-525-7048.  To find out more
      information about Internet transactions and procedures, please visit the Web Site.



September 25, 1998                                                  PS0880.012